Exhibit 4.3

NUMBER	SHARES

COMMON STOCK PAR VALUE $5.00 EACH	COMMON STOCK PAR VALUE $5.00 EACH CUSIP 842587 10 7

THE SOUTHERN COMPANY	SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE -LAWS- OF THE STATE -OF- DELAWARE	This Certifies that S P E C I M E N	THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ NEW YORK, NY PITTSBURGH, PA
is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK

of The Southern Company (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto (copies of which are on file with the Transfer Agent) to all of which the holder by the acceptance hereof assents. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated: SECRETARY	[SEAL]	The Southern Company BY PRESIDENT

COUNTERSIGNED AND REGISTERED: MELLON INVESTOR SERVICES LLC TRANSFER AGENT AND REGISTRAR By AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT-	_______Custodian _______ (Cust) (Minor)
TEN ENT	-as tenants by the entireties		under Uniform Gifts to Minors Act _______________ (State)
JT TEN	-as joint tenants with right of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list.

For value received, ___________ hereby sell, assignee and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________ ______________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,,__________________________

SIGNATURE GUARANTEE:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE MUST BE GUARANTEED BY A QUALIFIED GUARANTOR